Exhibit 10.1

NEW LENDER JOINDER AGREEMENT

This NEW LENDER JOINDER AGREEMENT (this “Agreement”) is entered into as of November 21, 2024, by and among FNLR OP LP, a Delaware limited partnership (the “Borrower”), FORTRESS NET LEASE REIT, a Maryland statutory trust (the “Parent”), certain subsidiaries of the Parent party hereto (collectively with the Parent, the “Guarantors” and each individually, a “Guarantor”), TRUIST BANK (the “New Lender”) and acknowledged and consented to by BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as the sole L/C Issuer under the Credit Agreement referred to below.

WITNESSETH

WHEREAS, the Borrower, the Guarantors, the Lenders from time to time party thereto, the L/C Issuers from time to time party thereto, and the Administrative Agent are party to a Credit Agreement, dated as of August 13, 2024 (as amended, supplemented or otherwise modified from time to time, including by this Agreement, the “Credit Agreement”), providing to the Borrower a Revolving Credit Facility and Term Facility on the terms set forth therein;

WHEREAS, pursuant to Section 2.15 of the Credit Agreement the Borrower has requested to increase (i) the aggregate commitments to the Revolving Credit Facility from $350,000,000 to $427,500,000 (the “Incremental Revolving Increase”) and (ii) the aggregate outstanding principal amount of the Term Loan from $100,000,000 to $122,500,000 (the “Incremental Term Increase”; the Incremental Revolving Increase and the Incremental Term Increase referred to herein collectively as the “Incremental Facilities”); and

WHEREAS, subject to the terms and conditions set forth herein and in Section 2.15 of the Credit Agreement, the New Lender is willing to participate in the Incremental Revolving Increase by providing a Revolving Credit Commitment in the amount of $77,500,000, and to participate in the Incremental Term Increase by providing a Term Commitment in the amount of $22,500,000.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Defined Terms.  Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2.          Incremental Facilities.  The New Lender hereby agrees that from and after the Increase Effective Date (defined below), it shall have a Revolving Credit Commitment in the amount set forth opposite the caption “Revolving Credit Commitment” and a Term Commitment in the amount set forth opposite the caption “Term Commitment”, in each case, on Annex I hereto.  Upon this Agreement becoming effective, Schedule 2.01A to the Credit Agreement shall be deemed to have been amended and restated in its entirety in the form attached hereto as Annex II.  The Loan Parties and the New Lender hereby acknowledge, agree and confirm that the New Lender shall from and after the Increase Effective Date be a party to the Credit Agreement and a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, and shall have all of the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents as if the New Lender had executed the Credit Agreement.  The New Lender hereby agrees to make a Term Loan to the Borrower on the Increase Effective Date in an amount equal to its Term Commitment in accordance with the conditions and procedures set forth in Sections 2.02 and 4.02 of the Credit Agreement.

3.           Representations and Warranties of New Lender.  The New Lender (i) represents and warrants that it (x) meets the requirements to be an Eligible Assignee (subject to such consents, if any, as may be required under Section 10.06(b)(iii) of the Credit Agreement), (y) has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01(a) or (b) of the Credit Agreement, as applicable, and such documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement, and (z) has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement; and (ii) agrees that it will (x) independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents and (y) perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

4.           Titles for New Lender and its Affiliates.  On and after the Increase Effective Date, (a) Truist Securities, Inc. shall be a Joint Lead Arranger and Joint Bookrunner in respect of the Facilities, and (b) Truist Bank shall be a Syndication Agent in respect of the Facilities.

5.           Conditions Precedent.  This Agreement shall be deemed effective as of the first date (such date being referred to herein as the “Increase Effective Date”) on which all of the following conditions precedent have been satisfied or waived in writing:

(a)            The Administrative Agent shall have received, in each case, in form and substance reasonably satisfactory to the Administrative Agent:

i.          counterparts of this Agreement, duly executed by each of the Loan Parties, the New Lender, the L/C Issuer and the Administrative Agent;

ii.           if requested by the New Lender, executed copies of a Revolving Credit Note and/or a Term Note, as applicable, in favor of the New Lender (which, to the extent delivered via e-mail (in a .pdf format), shall be followed promptly by originals);

2

iii.         a certificate of the Borrower dated as of the Increase Effective Date signed by a Responsible Officer of the Borrower (x) certifying and attaching the resolutions adopted by each Loan Party approving or consenting to the Incremental Facilities, and (y) certifying that, before and after giving pro forma effect to the Incremental Facilities (including, all Credit Extensions to occur on the Increase Effective Date and the use of proceeds thereof), (1) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects (or, (A) with respect to representations and warranties set forth in Sections 5.15(b) and 5.19 of the Credit Agreement and (B) representations and warranties qualified as to materiality or Material Adverse Effect, true and correct in all respects) on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes hereof, the representations and warranties contained in clauses (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, (2) no Default exists or would result therefrom and (3) Availability equals or exceeds zero ($0); and

iv.         a Compliance Certificate dated as of the Increase Effective Date demonstrating compliance with the financial covenants set forth in Section 7.11 of the Credit Agreement, determined on a pro forma basis immediately after giving effect to closing of the Incremental Facilities and the Credit Extensions to be made on the Increase Effective Date; and

v.           a Borrowing Base Certificate dated as of the Increase Effective Date demonstrating that Availability equals or exceeds zero ($0), determined on a pro forma basis immediately after giving effect to closing of the Incremental Facilities and the Credit Extensions to be made on the Increase Effective Date, including reasonably detailed calculations of Availability, the Borrowing Base Value and the Borrowing Base Amount.

(b)           all fees required by the New Lender and BofA Securities, Inc. to be paid by the Borrower in order for this Agreement to become effective shall have been paid.

(c)          (i) upon the reasonable request of any Lender made at least ten (10) days prior to the Increase Effective Date, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, in each case at least five (5) days prior to the Increase Effective Date and (ii) at least ten (10) days prior to the Increase Effective Date, any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, shall have delivered, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party.

(d)           the conditions to the making of an extension of credit set forth in Section 4.02 the Credit Agreement, including, without limitation, timely receipt of a Committed Loan Notice, shall be satisfied or waived.

6.           Reaffirmation of Obligations.  The Borrower and each of the other Loan Parties, acknowledges and consents to all of the terms and conditions of this Agreement and the transactions contemplated by this Agreement and agrees and affirms that all of its obligations under the Loan Documents, including in the case of each Guarantor, its guarantee of the Obligations, continues to be in full force and effect and is hereby ratified and confirmed in all respects and that such obligations shall continue to be in full force and effect and are hereby confirmed and ratified in all respects, in each case, as modified hereby.

3

7.           Loan Document.  The parties hereto agree that this Agreement is a Loan Document.  Without limiting the foregoing, the provisions of Sections 10.04, 10.14(b), 10.14(c), 10.14(d), 10.15 and 10.17 of the Credit Agreement are hereby incorporated into this Agreement as if set forth herein in full.

8.          Governing Law.  THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Signature Pages Immediately Follow]

4

IN WITNESS WHEREOF, the Borrower, the Guarantors, the New Lender, the Administrative Agent and the L/C Issuer have caused this Agreement to be executed by their officers thereunto duly authorized as of the date hereof.

FNLR OP LP, a Delaware limited partnership

By:	FNLR GP LLC, a Delaware limited liability
company, its general partner

By:	/s/ William Turner
Name: William Turner
Title: Authorized Signatory

FORTRESS NET LEASE REIT

By:	/s/ William Turner
Name: William Turner
Title: Authorized Signatory

FNLR PFG HOLDINGS LLC

By:	/s/ William Turner
Name: William Turner
Title: Authorized Signatory

SP HERN AVE ST. LOUIS MO, LLC

By:	/s/ William Turner
Name: William Turner
Title: Authorized Signatory

FNLR HOLDINGS LLC

By:	/s/ William Turner
Name: William Turner
Title: Authorized Signatory

FNLR COMPOUNDS MATTER LLC

By:	/s/ William Turner
Name: William Turner
Title: Authorized Signatory

FNLR UNDER PRESSURE LLC

By:	/s/ William Turner
Name: William Turner
Title: Authorized Signatory

FNLR NON-FRICTION LLC

By:	/s/ William Turner
Name: William Turner
Title: Authorized Signatory

FNLR CIBM LLC

By:	/s/ William Turner
Name: William Turner
Title: Authorized Signatory

FNLR CHIPS ON THE TABLE LLC

By:	/s/ William Turner
Name: William Turner
Title: Authorized Signatory

FNLR 1SEA LLC

By:	/s/ William Turner
Name: William Turner
Title: Authorized Signatory

FNLR IBKY LLC

By:	/s/ William Turner
Name: William Turner
Title: Authorized Signatory

FNLR 1BAL LLC

By:	/s/ William Turner
Name: William Turner
Title: Authorized Signatory

FNLR 1NWB LLC

By:	/s/ William Turner
Name: William Turner
Title: Authorized Signatory

FNLR FFSC LLC

By:	/s/ William Turner
Name: William Turner
Title: Authorized Signatory

FNLR FUJI LLC

By:	/s/ William Turner
Name: William Turner
Title: Authorized Signatory

FNLR GOOD VIBRATIONS LLC

By:	/s/ William Turner
Name: William Turner
Title: Authorized Signatory

FNLR REX BANNER LLC

By:	/s/ William Turner
Name: William Turner
Title: Authorized Signatory

FNLR STEEL ROLLING LLC

By:	/s/ William Turner
Name: William Turner
Title: Authorized Signatory

FNLR URSA MINOR LLC

By:	/s/ William Turner
Name: William Turner
Title: Authorized Signatory

FNLR MSCU LLC

By:	/s/ William Turner
Name: William Turner
Title: Authorized Signatory

FNLR INCU LLC

By:	/s/ William Turner
Name: William Turner
Title: Authorized Signatory

FNLR OFCU LLC

By:	/s/ William Turner
Name: William Turner
Title: Authorized Signatory

FNLR DEBUGGED LLC

By:	/s/ William Turner
Name: William Turner
Title: Authorized Signatory

FNLR NEED FOR SEED LLC

By:	/s/ William Turner
Name: William Turner
Title: Authorized Signatory

TRUIST BANK, as New Lender

By:	/s/ Richard de la Vega
Name:Richard de la Vega
Title:Director

ACKNOWLEDGED AND
CONSENTED TO:

BANK OF AMERICA, as Administrative Agent

By:	/s/ Christopher Wilson
Name:	Christopher Wilson
Title:	Senior Vice President

INCREMENTAL REVOLVING INCREASE
ACKNOWLEDGED AND CONSENTED TO:

BANK OF AMERICA, as L/C Issuer

By:	/s/ Christopher Wilson
Name:	Christopher Wilson
Title:	Senior Vice President